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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Nos. 333-36779, 333-43159, and 333-43181) on Form S-8 of SPACEHAB, Incorporated and subsidiaries of our report dated August 20, 2003, with respect to the consolidated financial statements of SPACEHAB, Incorporated and subsidiaries, included in the Annual Report (Form 10-K) for the year ended June 30, 2003.


                                                         /s/ ERNST & YOUNG LLP
McLean, Virginia
September 26, 2003